                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                                   __________

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)         April 4, 2003
                                                 -------------------------------

                    Pennsylvania Real Estate Investment Trust
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Pennsylvania                   1-6300                    23-6216339
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)


The Bellevue, 200 S. Broad Street, Philadelphia, Pennsylvania  19102
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (215) 875-0700
                                                    ----------------------------

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure.
         ------------------------------------------

         Effective April 4, 2003, Pennsylvania Real Estate Investment Trust (together with its subsidiaries and affiliated entities, "PREIT") and MPM Acquisition Corp., an affiliate of Morgan Properties, Ltd. (together, "Morgan"), entered into a Second Amendment to Purchase and Sale Agreement with respect to PREIT's multifamily portfolio, a copy of which is attached hereto as Exhibit
2.1. Among other things, the amendment reflects a modification of Morgan's deposit toward the purchase price and a reduction in the dollar amounts payable by either party as a consequence of terminating the transaction. The amendment also reflects the exclusion from the transaction of two properties held by PREIT in joint venture form as the result of the failure of PREIT's joint venture partners to consent to the transaction, resulting in a reduction of approximately $12.8 million (approximately $8.2 million of which consists of assumed indebtedness) from the original $420 million purchase price. PREIT also announced that Morgan has secured and accepted debt and equity financing commitments in the full amount necessary to close the purchase of the multifamily portfolio. Such commitments are subject to customary conditions.

         This report contains certain "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and other matters that are not historical facts. These forward-looking statements reflect PREIT's current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause future events, achievements or results to differ materially from those expressed by the forward-looking statements. In particular, PREIT may not be able to consummate the proposed transaction on previously announced terms, favorable terms to PREIT, or at all, or if such transaction is consummated, PREIT's actual results may differ significantly from those expressed in any forward-looking statement. Certain factors that could cause PREIT not to consummate the transaction include, without limitation, the satisfaction of closing conditions applicable to the transaction (some of which are beyond PREIT's control). In addition, PREIT's business is subject to uncertainties regarding the revenues, operating expenses, leasing activities, occupancy rates, and other competitive factors relating to PREIT's portfolio and changes in local market conditions as well as general economic, financial and political conditions, including the possibility of outbreak or escalation of war or terrorist attacks, any of which may cause future events, achievements or results to differ materially from those expressed by the forward-looking statements. PREIT does not intend to and disclaims any duty or obligation to update or revise any forward-looking statements set forth in this report to reflect new information, future events or otherwise.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (c) Exhibits

         2.1 Second Amendment to Purchase and Sale Agreement between PREIT Associates, L.P., et al. and MPM Acquisition Corp., dated as of April 4, 2003.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST



Date:  April 9, 2003                By: /s/ Jonathan B. Weller
                                        ---------------------------------------
                                        Jonathan B. Weller
                                        President and Chief Operating Officer

                                  Exhibit Index
                                  -------------

2.1 Second Amendment to Purchase and Sale Agreement between PREIT Associates, L.P., et al. and MPM Acquisition Corp., dated as of April 4, 2003.